EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officer(s) of Accelr8 Technology Corporation, a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended July 31, 2009 (the "Form 10-K") of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Date: November 13, 2009                         By:  /s/ Thomas V. Geimer
                                                --------------------------------
                                                Thomas V. Geimer,
                                                Chief Executive Officer,
                                                and Chief Financial Officer